Exhibit 10.9

EXECUTION VERSION

STOCK UNIT PURCHASE AGREEMENT

Stock Unit Purchase Agreement (this “Agreement”), dated as of February 28, 2011, among Platinum Energy Solutions, Inc., a Nevada corporation (the “Company”), and each entity that is listed on the signature page hereto. Each such entity, together with its successors and permitted assigns, is referred to herein as a “Purchaser,” and all such entities, together with their successors and permitted assigns, are collectively referred to herein as the “Purchasers.”

A. The Company proposes to issue and sell to the Purchasers 200 units (the “Share Units”), in the aggregate consisting of (a) 49,484,800 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (b) 20,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share. Each Share Unit consists of 247,424 shares of Common Stock and 100 shares of Series A Preferred Stock). The Share Units will be offered and sold to the Purchasers in a private placement without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(2) (“Section 4(2)”) thereof and/or Regulation D (“Regulation D”) thereunder.

B. The Company has entered into (i) a Purchase Agreement, dated as of February 28, with the purchasers listed on the signature pages thereof, providing for the sale and issuance to certain purchasers of 115,000 units (the “Units”), in the aggregate consisting of (a) $115,000,000 principal amount of 14.25% Senior Secured Notes due 2015 (the “Notes”), and (b) 115,000 warrants (the “Warrants”) to purchase in the aggregate 15% of the outstanding shares of common stock on a fully-diluted basis (the “Warrant Shares”); and (ii) a Placement Agency Agreement, dated February 28, 2011 (the “Placement Agency Agreement”), among the Company, Global Hunter Securities, LLC (“Global Hunter”) and Knight Capital Americas, L.P. (“Knight Capital” and, together with Global Hunter, the “Agents”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Placement Agency Agreement.

C. The Company has prepared (i) a preliminary offering circular, dated January 26, 2011 (the “Preliminary Offering Circular”), (ii) a preliminary offering circular supplement, dated February 17, 2011 (the “Offering Circular Supplement”), and (iii) a pricing term sheet dated February 25, 2011 (collectively, the “Final Offering Circular”), in each case, relating to the offer and sale of the Units, Notes, Warrants, Warrant Shares and the Share Units (the “Offering”), which discloses certain information regarding the Company.

D. The Company and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”) will enter into an escrow agreement (the “Escrow Agreement”) to provide for the escrow of the proceeds for the purchase of the Share Units and the payment of such proceeds on the Closing Date pursuant to the terms of the Escrow Agreement and as set forth in this Agreement.

E. This Agreement, the Stockholders Agreement (to be entered into by each Purchaser, the Company and all other stockholders of the Company (the “Stockholders Agreement”)), the Placement Agency Agreement and the Escrow Agreement are referred to herein collectively as the “Transaction Documents”, and the transactions contemplated hereby and thereby are referred to herein collectively as the “Transactions.”

The Company hereby confirms its agreement with each Purchaser as follows:

Section 1. Purchase and Sale of the Share Units.

(a) Closing; Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Sections 5 and 6 below, at the closing (the “Closing”), the Company shall issue and sell to the Purchasers, and each Purchaser severally agrees to purchase from the Company on the Closing Date (as defined below), the number of Share Units for the aggregate purchase price of $100,000 per Share Unit (the “Purchase Price”) as set forth on Schedule A hereto. The date of the Closing (the “Closing Date”) shall be no later than March 3, 2011, which is the date that is 3 business days following the date of pricing of the Units. No later than two business days prior to the Closing, the Agents will notify the Purchasers of the anticipated closing date and no later than one business day prior to Closing, each Purchaser shall deliver the Purchase Price for the Share Units being purchased by each such Purchaser to JPMorgan Chase Bank, N.A., as Escrow Agent, under the Subscription Escrow Agreement of even date herewith between the Escrow Agent and the Company. The Closing will take place at the office of Proskauer Rose LLP, Eleven Times Square, New York, NY 10036-8299.

(b) Form of Payment. No later than the end of the business day prior to the Closing, such Purchaser shall remit by wire transfer the amount of funds equal to its aggregate Investment Amount (as set forth on, and as defined in, Schedule A) to the following escrow account (the “Escrow Account”):

JPMorgan Chase Bank N.A.

ABA: 021000021

Account No. 899573497, Platinum Energy Subscription Escrow Account

Attention: Audrey Mohan

Tel: (212) 623-5087

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Purchasers to the Company upon the satisfaction of the conditions set forth in Sections 5 and 6 hereof. The Company and each Purchaser agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 1(b) or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses were caused by the willful misconduct or gross negligence of the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(c) Closing Mechanics.

(i) One business day prior to the Closing, the Agents will contact the contact person for each Purchaser listed on Schedule A hereto to confirm the closing mechanics set forth herein.

(ii) At least one business day prior to the Closing Date, the Company will deliver to Proskauer Rose LLP (Eleven Times Square, NY, NY 10036, Attention Mason Allen, Esq.), counsel to the Agents, duly executed certificates for the Share Units, registered in the Purchasers’ name(s) set forth on Schedule A hereto. The Agents’ counsel shall hold such certificates in escrow for the benefit of the Company until released by the Company for issuance and sale as provided in Section 1(c)(iii).

(iii) Each Purchaser will pay its Investment Amount to the Escrow Account as required by Section 1(b), upon receipt of which, and in connection with the release of the Investment Amount from the Escrow Account to the Company, the Agents will deliver or cause to be delivered to each Purchaser the Share Units to be purchased by such Purchaser at the address specified on Schedule A hereto.

(d) Each Purchaser acknowledges that (i) the Company has retained the Agents to act as placement agents for the Offering and (ii) the Offering is not being underwritten by the Agents.

Section 2. Representations and Warranties of Each Purchaser.

Each Purchaser severally represents and warrants to, in each case as to itself only, the Company that:

(a) Such Purchaser acknowledges that, prior to the execution and delivery of this Agreement to the Company, such Purchaser has received the Preliminary Offering Circular, as supplemented by the Offering Circular Supplement, and the pricing supplement related thereto (together, the “Time of Sale Document”), has had adequate time to review the Time of Sale Document prior to making its decision to purchase the Share Units, and has had a full opportunity to ask questions of and receive answers from the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of an investment in the Company.

(b) No offer by such Purchaser to buy Share Units will be accepted and no part of the Purchase Price will be delivered to the Company by the Escrow Agent until such Purchaser has received the Time of Sale Document and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Purchaser has been delivered the Time of Sale Document and this Agreement is accepted and countersigned by or on behalf of the Company.

(c) Such Purchaser is acquiring the Share Units to be issued for its own account for investment purposes and not with a view toward, or for resale or transfer in connection with, the sale or distribution thereof within the meaning of the Securities Act that would be in violation of the Securities Act or any securities or “blue sky” laws of any state of the United States or other applicable law, and has no contract, agreement, undertaking or arrangement, and no intention to enter into any contract, agreement, undertaking or arrangement to pledge such Share Units or any part thereof (other than pledges to its own lenders).

(d) Such Purchaser has been advised by the Company that (i) the Share Units are being privately placed by the Company pursuant to an exemption from registration provided under Section 4(2) of the Securities Act or pursuant to Regulation S under the Securities Act and neither the offer nor sale of any Share Units has been registered under the Securities Act or any state or foreign securities or “blue sky” laws; (ii) the Share Units are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that the undersigned must continue to bear the economic risk of the investment in its Share Units unless the offer and sale of its Share Units is subsequently registered under the Securities Act and all applicable state or foreign securities or “blue sky” laws or an exemption from such registration is available; (iii) it is not anticipated that there will be any public market for the Share Units in the foreseeable future; (iv) when and if the Share Units may be disposed of without registration in reliance on Rule 144 of the Securities Act (“Rule 144”), such disposition can be made only in limited amounts in accordance with the terms and conditions of such rule; (v) if the Rule 144 exemption is not available, public offer or sale of any Share Units without registration will require the availability of another exemption under the Securities Act; (vi) a restrictive legend in the form satisfactory to the Company shall be placed on the certificates representing the Share Units; and (vii) a notation shall be made in the appropriate records of the transfer agent for the Share Units indicating that the Share Units are subject to restrictions on transfer.

(e) Such Purchaser is either (i) an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (4) or (7) of the Securities Act or (ii) a non-U.S. person within the meaning of Regulation S under the Securities Act (which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust) and is purchasing the Share Units outside the United States in reliance upon Regulation S under the Securities Act and, in either case, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits, risks and consequences of an investment in the Share Units and is able to bear the economic risk of loss of such investment, including the complete loss of such investment.

(f) Neither such Purchaser, nor its affiliates or any person acting on its or any of their behalf has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Share Units.

(g) Such Purchaser is not, to its knowledge, purchasing the Share Units as a result of any advertisement, article, notice or other communication regarding the Share Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Purchaser’s knowledge, any other general solicitation or general advertisement.

(h) (i) This Agreement has been duly and validly executed and delivered by such Purchaser and constitutes the valid, binding and enforceable agreement of such Purchaser except as enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affect creditor’s rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) such Purchaser has all the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(i) Such Purchaser acknowledges it has received access to, prior to the execution of this Agreement, (i) the Agreement for Fracturing Services between the Company and Petrohawk Energy Corporation, as amended as of January 14, 2011, (ii) that certain Work Order #(PES-20100901-LA), between the Company and Encana Oil & Gas (USA) Inc., as amended as of January 20, 2011, and (iii) the Lease Purchase Agreement (defined below) and, in each case, has had adequate time to review such contracts prior to making its decision to purchase the Share Units.

(j) Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and all other jurisdictions where such qualification is necessary in light of such Purchaser’s activities; such investment will not result in any violation of or conflict with any term of the organizational documents of such Purchaser or any law or regulation applicable to it; and such Purchaser has not been organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring the Share Units.

(k) Such Purchaser acknowledges that the Company will not consummate the Merger as contemplated and defined in the Preliminary Offering Circular and will instead enter into the Lease Purchase Agreement between the Company, Wells Services Blocker, Inc., Moncla Pressure Pumping Well Services L.L.C., and Moncla Coil Tubing Well Services, L.L.C. (“Lease Purchase Agreement”).

(l) Such Purchaser acknowledges that the Company is a company with a limited operating history and will initially rely substantially upon the equipment provided pursuant to the Lease Purchase Agreement.

(m) All information which such Purchaser has provided to the Company concerning its financial position, and the knowledge of financial and business matters of the person making the investment decision on its behalf, is correct and complete as of the date hereof and may be relied upon.

Section 3. Representations and Warranties of the Company.

The Company hereby represents and warrants to each of the Purchasers as follows:

(a) The Share Units. The Company has all necessary power and authority to issue and deliver the Share Units; the Share Units have been duly authorized, and, when duly issued and delivered to Purchasers, the Share Units will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with federal and state securities laws. None of the Share Units will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

(b) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities of the Company or any affiliate (as defined in Rule 501(b) of Regulation D) registered for sale under a registration statement, except for rights (i) contained in the Registration Rights Agreement and the Stockholders Agreement or (ii) as have been duly waived.

(c) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company’s execution, delivery and performance of the Transaction Documents and the consummation of the Transactions, including the issuance and sale of the Share Units (i) will not result in any violation of the provisions of the charter or by laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance or adverse claim upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to any Existing Instrument or other third party and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of the Transaction Documents and consummation of the Transactions. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the Transactions will not (i) result in a violation of the certificate of incorporation, bylaws or other organizational documents of the Company or any of its subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, mortgage, deed of trust, loan agreement or instrument to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal U.S. and state and non-U.S. securities laws) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

(e) Consents. Other than (1) the filing of a Form D with respect to the Share Units as required under Regulation D, (2) such filings required under applicable securities or Blue Sky laws of the states of the United States, and (3) such filings as may be required under any rule or regulation promulgated by any U.S. regulatory authority (all of the foregoing, the “Required Approvals”), the Company and its subsidiaries are not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for the Company to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof or to consummate the Transactions.

(f) No General Solicitation; Agent’s Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Share Units. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions or similar fees or payments to any person (other than for persons or entities engaged by or on behalf of each Purchaser or the holder of the Share Units) relating to or arising out of the Transactions. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable documented attorney’s fees, costs and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Agents in connection with the sale of the Share Units. Other than the Agents, the Company has not engaged any placement agent or other agent in connection with the sale of the Share Units and the Transaction Documents.

(g) No Integrated Offering. Neither the Company, nor any of its affiliates, or any Person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Share Units under the Securities Act or cause this offering of the Share Units to be integrated with prior offerings by the Company for purposes of the Securities Act. None of the Company, its affiliates, or any Person acting on its behalf, will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance or sale of any of the Share Units under the Securities Act or cause the offering of the Share Units to be integrated with other offerings.

(h) No Directed Selling Efforts. None of the Company, its affiliates nor any person acting on its or their behalf (other than the Agents in connection with this Agreement) has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Share Units and each of the Company, its affiliates and any person acting on its or their behalf has complied and will comply with the offering restrictions requirement of Regulation S.

(i) No Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 2 hereof and each Purchaser’s compliance with its agreements set forth in the Transaction Documents, it is not necessary in connection with the offer, issuance, sale and delivery of the Share Units in the manner contemplated by this Agreement and the other Transaction Documents to register the offer or sale of any of the Share Units under the Securities Act.

(j) Accredited Investor or Non-U.S. Person. The Company will not offer or sell any of the Share Units to any person whom it reasonably believes is not (i) an “accredited investor” (as defined in clauses (1), (2), (3), (4) and (7) of Rule 501(a) of Regulation D); or (ii) a non-U.S. person as defined under Regulation S of the Securities Act.

In addition to the foregoing, the Company makes the representations and warranties in Section 2 of the Placement Agency Agreement, as if fully set forth herein.

Section 4. Covenants.

(a) Reasonable Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Share Units as required under Regulation D and to comply with any applicable state securities and “Blue Sky” laws in connection with the sale of the Share Units. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Share Units for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Share Units required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c) Use of Proceeds. The proceeds from the sale of the Share Units (less the fees and expenses of the Offering) will be used by the Company in the manner described in the Time of Sale Document and Final Offering Circular under the caption titled “Use of Proceeds.”

(d) Fees and Expenses. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Share Units to the Purchasers.

(e) General Solicitation. Neither the Company nor any of its Affiliates have engaged, and will engage, directly or indirectly in any form of “general solicitation” or “general advertising” in connection with the offering of the Share Units (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2); and the Company has not entered, and will not enter, into any arrangement or agreement with respect to the distribution of the Share Units, and the Company agrees not to enter into any such arrangement or agreement.

(f) Publicity. Each Purchaser agrees that, other than as customary for inclusion in league table measurements or in any tombstone or other similar advertising material, it will not issue any press release or otherwise make any public statement, filing or other communication regarding the Offering or the business, operations or financial condition of the Company without the prior consent of the Company (as applicable), except to the extent required by law or legal process, in which case the Purchaser shall provide the Company with prior notice of such disclosure. The Company agrees that it will not publicly disclose the name of any Purchaser or include the name of any Purchaser, without the prior written consent of such Purchaser, in any press release or other public statement, filing or other communication, except (a) in any registration statement in which such Purchaser is identified as a selling securityholder, or (b) to the extent required by law or legal process, in which case the Company shall provide such Purchaser with prior notice of such disclosure.

(g) Each Purchaser covenants and agrees to promptly furnish to the Company any and all information concerning such Purchaser and its investment in the Company that the Company may from time to time reasonably request for the purpose of complying with any federal, state, local or foreign law, statute, rule, regulation or governmental or regulatory requirement, and each Purchaser warrants and represents that, at the time any such information is furnished to the Company, such information will be accurate and complete.

(h) Each Purchaser acknowledges that no federal or state agency or regulatory authority has made any finding or determination as to the fairness of the Offering for public investment, or any recommendation or endorsement of the Share Units.

Section 5. Conditions to the Company’s Obligation to Sell.

The obligation of the Company hereunder to issue and sell the Share Units to the Purchasers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

(a) Each Purchaser shall have executed each of the Transaction Documents to which it is a party, and all Purchasers and stockholders of the Company shall have entered into the Stockholders Agreement, in a form reasonably satisfactory to the Company, and delivered the same to the Company.

(b) Each Purchaser shall have delivered into the Escrow Account on the Company’s behalf, each such Purchaser’s Purchase Price equal to its Investment Amount at the Closing by wire transfer of immediately available funds pursuant to the wire instructions, in respect of each Purchaser, as set forth in Section 1(b) of this Agreement.

(c) The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(d) No injunction, restraining order, action or order of any nature by a governmental or regulatory authority shall have been issued, taken or made or no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would, prior to or as of the Closing Date, prevent or materially interfere with the consummation of the Transactions. In addition, no action, suit or proceeding before any court or any governmental agency shall have been commenced or threatened, no investigation by any governmental agency shall have been commenced and no action, suit or proceeding by any governmental agency shall have been threatened against Purchaser or the Company (i) seeking to restrain, prevent or change the Transactions or questioning the validity or legality of any of such Transactions or (ii) which could reasonably be expected to have a Material Adverse Effect.

Section 6. Conditions to the Purchasers’ Obligation to Purchase.

The obligation of each Purchaser hereunder to purchase the Share Units at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchasers’ several and sole benefit and may be waived by each Purchaser at any time in such Purchaser’s sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed and delivered, or caused to be delivered, to each of the Purchasers (i) each of the Transaction Documents to which it is a party and (ii) the Share Units being purchased by such Purchaser at the Closing pursuant to this Agreement, in each case, in form and substance reasonably satisfactory to such Purchaser. Each Purchaser shall have executed each of the Transaction Documents to which it is a party, and all Purchasers and stockholders of the Company shall have entered into the Stockholders Agreement, and delivered the same to the Company.

(b) The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company, as applicable, at or prior to the Closing Date. Each Purchaser or its agent shall have received certificates, executed by an authorized officer of the Company, dated as of the Closing Date, to the foregoing effect. The statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(c) No injunction, restraining order, action or order of any nature by a governmental or regulatory authority shall have been issued, taken or made or no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would, prior to or as of the Closing Date, prevent or materially interfere with the consummation of the Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Share Units in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to the knowledge of the Company after reasonable inquiry, be pending or contemplated as of the Closing Date.

(d) The Company shall have delivered to each Purchaser a Secretary’s certificate certifying to (i) the incorporation and good standing of the Company in its jurisdiction of incorporation; (ii) qualification by such entity as a foreign corporation and good standing issued by the Secretaries of State (or comparable office) of each of the jurisdictions in which the Company operates as of a date within 30 days of the Closing Date; and (iii) (a) the resolutions as adopted by the Company’s Board of Directors authorizing the Transaction Documents and the Transactions, and (b) the accuracy of attached copies of the certificate of incorporation and bylaws, or other organizational documents, of the Company and such other matters as reasonably requested by the Purchasers and as are customary for similar transactions.

(e) No Material Adverse Change shall have occurred in the Company’s consolidated business or financial condition since the date of the Company’s most recent financial statements contained in the Time of Sale Document and the Final Offering Circular.

(f) The Purchasers of the Units deposit of at least $100,000,000 in the aggregate into the Escrow Account in connection with the offering and sale of the Units, which such amount shall be exclusive of and in addition to the consideration deposited into the Escrow Account in connection with the purchase of the Share Units pursuant to this Agreement.

(g) Each Purchaser or its agent shall have received an opinion of counsel to the Company, dated the Closing Date, in the form and substance satisfactory to the Purchasers.

Section 7. Termination; Survival.

(a) In the event that the Closing shall not have occurred due to the failure of the Company or any Purchaser to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on the fifth business day following the Closing Date.

(b) Unless this Agreement is terminated under Section 7(a), the representations and warranties of the Purchaser and the Company contained in Sections 2 and 3, respectively, and this Agreement and covenants set forth in Sections 4 and 8 shall survive the Closing.

Section 8. Miscellaneous.

(a) Notices. Any notice or other communication required or permitted to be provided hereunder shall be in writing and shall be delivered in person or by first class mail (registered or certified, return receipt requested), facsimile, electronic mail, or overnight air courier guaranteeing next day delivery. The address for such notices and communications shall be as follows:

If to the Company:

Platinum Energy Solutions, Inc.

2100 West Loop South, Suite 1601

Houston, TX 77027

Attention: Chief Financial Officer

Fax: 713-590-2827

E-mail: clegler@platinumenergysolutions.com

with copies to (which shall not constitute delivery):

Kelley Drye & Warren LLP

33 West Wacker Drive, 26th

Chicago, IL 60606

Attention: Timothy R. Lavender, Esq.

Fax: 312-857-7095

E-mail: tlavender@kelleydrye.com

If to a Purchaser:

To the address set forth under such Purchaser’s name on the signature pages hereto or such other address as may be designated in writing hereafter, in the same manner, by such person.

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; when sent, if sent via electronic mail to the address set forth above provided that a mail delivery failure or similar message is not received by the sender; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Failure to provide a notice or communication to one party hereto or any defect in it shall not affect its sufficiency with respect to other parties hereto.

(b) Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of each other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein or in any Transaction Document to which it is a party, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Purchaser acknowledges that no other Purchaser will be acting as agent of such Purchaser in enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.

(c) Governing Law; Jurisdiction. This Agreement will be governed by the laws of the State of Delaware. The internal law of the state of Delaware will govern and be used to construe this Agreement without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. No legal proceeding may be commenced, prosecuted or continued by any party hereto in any court other than the competent courts of the State of Delaware located in Wilmington, Delaware or in the United States District Court for the District of Delaware, which courts shall have jurisdiction over the adjudication of such matters, and the Company and each Purchaser hereby consents to the jurisdiction of such courts and personal service with respect thereto.

(d) Amendments and Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchasers representing a majority of the Share Units purchased or to be purchased, and any amendment to this Agreement made in conformity with the provisions of this Section 8(d) shall be binding on the Purchasers and all holders of the Share Units purchased under this Agreement, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party from whom such waiver is requested.

(e) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(f) Entire Agreement. This Agreement supersedes all other prior oral or written agreements among the parties hereto and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party shall assign any of its rights or obligations hereunder without the prior written consent of the other party.

(h) Counterparts; Facsimile Copies. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission or electronic portable document format, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature were the original thereof.

(i) Severability. If any provision of this Agreement shall be invalid, unenforceable, illegal or void in any jurisdiction, such invalidity, unenforceability, illegality or voidness shall not affect the validly or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. In that case, the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining provisions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(k) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Stock Unit Purchase Agreement to be duly executed as of the date first written above.

PLATINUM ENERGY SOLUTIONS, INC.

By:	/s/ J. Clarke Legler, II
	Name:	J. Clarke Legler, II
	Title:	CFO

[Signature page to Stock Unit Purchase Agreement]

[PURCHASER]

Alpine Associates, A Limited Partnership
[Insert name of Purchaser]

By:	/s/ Gary Moorman
	Name:	Gary Moorman
	Title:	Senior Analyst

[Signature page to Stock Unit Purchase Agreement]

[PURCHASER]

Clearlake Capital Partners II (Master), L.P.

By:	Clearlake Capital Partners II GP, L.P.
Its:	General Partner

By:	Clearlake Capital Partners, LLC
Its:	General Partner

By:	CCG Operations, LLC
Its:	Managing Member
[Insert name of Purchaser]

By:	/s/ José E. Feliciano
	Name:	José E. Feliciano
	Title:	Managing Member

[Signature page to Stock Unit Purchase Agreement]

[PURCHASER]

CQS DO S1 Limited
[Insert name of Purchaser]

By:	/s/ Kevin Jones
	Name:	Kevin Jones
	Title:	Authorized Signatory

[Signature page to Stock Unit Purchase Agreement]

[PURCHASER]

Hedgehog Capital LLC
[Insert name of Purchaser]

By:	/s/ David Lu
	Name:	David Lu
	Title:	Managing Member

[Signature page to Stock Unit Purchase Agreement]

[PURCHASER]

Moncla Platinum Investment Group, LLC
[Insert name of Purchaser]

By:	/s/ L. Charles Moncla, Jr.
	Name:	L. Charles Moncla, Jr.
	Title:	Manager

[Signature page to Stock Unit Purchase Agreement]

[PURCHASER]

Third Avenue Trust on behalf of Third Avenue Focused Credit Fund
[Insert name of Purchaser]

By:	/s/ Vincent J. Dugan
	Name:	Vincent J. Dugan
	Title:	Chief Financial Officer

[Signature page to Stock Unit Purchase Agreement]